Lender Processing Services, Inc.
Supplemental Financial Schedules
August 1, 2008
The purpose of the attached appendices is to provide historical quarterly financial data of Lender Processing Services, Inc. (“LPS”), which had not previously been released at a detailed level, for the following periods: the three months ended March 31, 2006; the three month periods ended June 30, 2007 and 2006; the three month periods ended September 30, 2007 and 2006; and the three month periods ended December 31, 2007 and 2006.
The attached appendices contain financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). The non-GAAP measures are reconciled to GAAP measures within the appendices.

Appendix A
Lender Processing Services, Inc.
Segment Operating Income and Depreciation and Amortization - Unaudited
(in thousands)

					Full Year					Full Year
	Q1 2006	Q2 2006	Q3 2006	Q4 2006	2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	2007	Q1 2008
Technology, Data and Analytics (TD&A)

Processing and services revenues
Mortgage processing revenue	$81,479	$78,682	$82,857	$81,537	$324,555	$82,298	$83,233	$81,256	$92,883	$339,670	$80,166
Other TD&A	51,430	57,197	55,503	58,276	222,406	60,078	58,776	58,593	53,029	230,476	55,658

Total processing and services revenues	132,909	135,879	138,360	139,813	546,961	142,376	142,009	139,849	145,912	570,146	135,824

Cost of revenues	76,483	73,727	73,069	76,417	299,696	82,121	78,187	78,391	75,048	313,747	74,110

Gross Profit	56,426	62,152	65,291	63,396	247,265	60,255	63,822	61,458	70,864	256,399	61,714

Selling, general and administrative expenses	17,102	17,178	15,790	17,662	67,732	15,822	16,954	16,319	15,675	64,770	16,258

Operating income	$39,324	$44,974	$49,501	$45,734	$179,533	$44,433	$46,868	$45,139	$55,189	$191,629	$45,456
						-

Depreciation and amortization	$18,334	$16,541	$16,293	$18,413	$69,581	$18,182	$17,437	$16,958	$16,143	$68,720	$16,015
						-

Loan Transaction Services

Processing and services revenues
Loan facilitation	$150,522	$147,135	$164,642	$160,816	$623,115	$157,713	$177,710	$166,546	$150,889	$652,858	$151,205
Default services	59,514	61,450	72,711	84,161	277,836	101,539	103,967	122,710	144,805	473,021	169,025

Total processing and services revenues	210,036	208,585	237,353	244,977	900,951	259,252	281,677	289,256	295,694	1,125,879	320,230

Cost of revenues	133,514	132,811	155,984	164,731	587,040	176,993	192,174	184,595	196,412	750,174	219,456

Gross Profit	76,522	75,774	81,369	80,246	313,911	82,259	89,503	104,661	99,282	375,705	100,774

Selling, general and admin expenses	28,053	26,829	27,221	25,452	107,555	27,042	27,711	28,351	27,028	110,132	28,463

Operating income	$48,469	$48,945	$54,148	$54,794	$206,356	$55,217	$61,792	$76,310	$72,254	$265,573	$72,311
						-

Depreciation and amortization	$7,700	$9,000	$8,308	$7,169	$32,177	$6,770	$7,449	$7,279	$7,254	$28,752	$6,186
						-

Corporate and Other

Processing and services revenues	$8,218	$12,543	$9,035	$7,269	$37,065	$(200)	$1,324	$(3,641)	$(2,940)	$(5,457)	$(3,328)

Cost of revenues	4,113	3,160	2,877	3,259	13,409	(1,333)	(1,319)	(1,331)	(1,291)	(5,274)	(3,392)

Gross Profit	4,105	9,383	6,158	4,010	23,656	1,133	2,643	(2,310)	(1,649)	(183)	64

Selling, general and admin expenses (1)	23,960	18,200	15,889	23,976	82,025	10,605	10,938	6,858	4,556	32,957	13,496

Operating income	$(19,855)	$(8,817)	$(9,731)	$(19,966)	$(58,369)	$(9,472)	$(8,295)	$(9,168)	$(6,205)	$(33,140)	$(13,432)
						-

Depreciation and amortization	$2,397	$2,373	$2,625	$2,705	$10,100	$1,169	$1,366	$1,242	$1,358	$5,135	$1,495
						-

Consolidated Results

Processing and services revenues	$351,163	$357,007	$384,748	$392,059	$1,484,977	$401,428	$425,010	$425,464	$438,666	$1,690,568	$452,726

Cost of revenues	214,110	209,698	231,930	244,407	900,145	257,781	269,042	261,655	270,169	1,058,647	290,174

Gross Profit	137,053	147,309	152,818	147,652	584,832	143,647	155,968	163,809	168,497	631,921	162,552

Selling, general and admin expenses	69,115	62,207	58,900	67,090	257,312	53,469	55,603	51,528	47,259	207,859	58,217

Operating income	$67,938	$85,102	$93,918	$80,562	$327,520	$90,178	$100,365	$112,281	$121,238	$424,062	$104,335
						-

Depreciation and amortization	$28,431	$27,914	$27,226	$28,287	$111,858	$26,121	$26,252	$25,479	$24,755	$102,607	$23,696
						-

Notes:

(1)	During the second quarter of 2008, the Company recorded an adjustment to Selling, general and administrative expenses to correct the timing of stock compensation costs that were incorrectly recorded during the quarters ended March 31 and June 30, 2006. The adjustment to the March 31, 2006 quarter resulted in a reduction of stock compensation costs totaling $8.7 million ($5.3 million net of tax) which was offset by a corresponding increase in stock compensation costs totaling $8.7 million ($5.3 million net of tax) during the June 30, 2006 quarter such that there was no impact on our previously reported results of operations for the year ended December 31, 2006.

Appendix B
Lender Processing Services, Inc.
Reconciliation of Non-GAAP Segment Results of Operations - Unaudited
(in thousands)

					Full Year					Full Year
	Q1 2006	Q2 2006	Q3 2006	Q4 2006	2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	2007	Q1 2008
Technology, Data & Analytics
Operating income	$39,324	$44,974	$49,501	$45,734	$179,533	$44,433	$46,868	$45,139	$55,189	$191,629	$45,456

Restructuring costs	—	—	303	50	353	—	—	—	—	—	—
LPS spin related costs	—	—	—	—	—	—	—	—	—	—	—
Acceleration of performance-based shares	—	—	—	—	—	—	—	—	—	—	—

Operating income, as adjusted	$39,324	$44,974	$49,804	$45,784	$179,886	$44,433	$46,868	$45,139	$55,189	$191,629	$45,456

Loan Transaction Services
Operating income	$48,469	$48,945	$54,148	$54,794	$206,356	$55,217	$61,792	$76,310	$72,254	$265,573	$72,311

Restructuring costs	—	31	96	(197)	(70)	—	—	—	—	—	—
LPS spin related costs	—	—	—	—	—	—	—	—	—	—	—
Acceleration of performance-based shares	—	—	—	—	—	—	—	—	—	—	—

Operating income, as adjusted	$48,469	$48,976	$54,244	$54,597	$206,286	$55,217	$61,792	$76,310	$72,254	$265,573	$72,311

Corporate and Other
Operating income	$(19,855)	$(8,817)	$(9,731)	$(19,966)	$(58,369)	$(9,472)	$(8,295)	$(9,168)	$(6,205)	$(33,140)	$(13,432)

Restructuring costs	—	556	301	899	1,756	—	—	—	(4,235)	(4,235)	—
LPS spin related costs	—	—	—	—	—	—	—	—	—	—	1,003
Acceleration of performance-based shares	12,375	—	—	—	12,375	—	—	—	—	—	—

Operating income, as adjusted	$(7,480)	$(8,261)	$(9,430)	$(19,067)	$(44,238)	$(9,472)	$(8,295)	$(9,168)	$(10,440)	$(37,375)	$(12,429)

Consolidated Results
Operating income	$67,938	$85,102	$93,918	$80,562	$327,520	$90,178	$100,365	$112,281	$121,238	$424,062	$104,335

Restructuring costs	—	587	700	752	2,039	—	—	—	(4,235)	(4,235)	—
LPS spin related costs	—	—	—	—	—	—	—	—	—	—	1,003
Acceleration of performance-based shares	12,375	—	—	—	12,375	—	—	—	—	—	—

Operating income, as adjusted	$80,313	$85,689	$94,618	$81,314	$341,934	$90,178	$100,365	$112,281	$117,003	$419,827	$105,338

Note:

The adjustments to GAAP results included above represent the Company’s portion of similar non-GAAP adjustments previously reported by Fidelity National Information Services, Inc. (“FIS”) prior to the spin-off of LPS from FIS.